SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SIGNAL TECHNOLOGY

                    GABELLI SECURITIES, INC.
                                 5/23/03            9,000-           13.2500
                        GABELLI ASSOCIATES LTD
                                 5/23/03          210,766-           13.2500
                        GAF II
                                 5/23/03            5,000-           13.2500
                        GABELLI ASSOCIATES FUND
                                 5/23/03          283,760-           13.2500
                                 5/23/03            1,750            13.2300
                                 5/20/03            1,800-           13.2500
                    MJG ASSOCIATES, INC.
                        GABELLI PERFORMANCE PARTNERSHIP
                                 5/23/03           10,000-           13.2500
                        GABELLI FUND, LDC
                                 5/23/03            4,000-           13.2500
                    GAMCO INVESTORS, INC.
                                 5/23/03           71,685-           13.2500
                                 5/23/03          260,326-           13.2500
                                 5/21/03            3,226            13.2300
                                 5/19/03           25,000            13.2190
                                 5/14/03           21,700            13.2100
                                 5/13/03           13,300            13.2100
                    GABELLI FUNDS, LLC.
                         GABELLI ABC FUND
                                 5/23/03           84,600-           13.2500


(1)	THE DISPOSITIONS ON 5/23/03 WERE MADE IN CONNECTION WITH
    THE TENDER OFFER DESCRIBED IN ITEM 5(e) OF THIS AMENDMENT
    TO SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.